EXHIBIT 13.2
Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Annual Report of Xinhua Sports & Entertainment Limited (the “Company”) on Form 20-F for the year ended December 31, 2008, initially filed with the Securities and Exchange Commission on April 30, 2009, as amended by this Amendment No.1 on Form 20-F/A filed on the date hereof (the “Report”), I, Andrew Chang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 29, 2009

By:	/s/ Andrew Chang

Name:	Andrew Chang
Title:	Chief Financial Officer